THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln New York Account N for Variable Annuities

Lincoln Investor Advantage® Advisory

Supplement dated November 29, 2017 to the prospectus dated May 1, 2017

This supplement outlines an important change that applies only to contracts purchased on or after December 11, 2017. It is for informational purposes and requires no action on your part.

For all contracts purchased on and after December 11, 2017, the maximum issue age and the corresponding minimum purchase payment requirement will be increased for nonqualified contracts in which i4LIFE® Advantage with Account Value Death Benefit is elected.  As a result, the following changes are made to your prospectus:

The Contracts – Who Can Invest. The second sentence of the first paragraph of this section is revised as follows: At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86 (or for nonqualified contracts only, under age 91, if i4LIFE® Advantage with Account Value Death Benefit is elected, subject to additional terms and limitations, and Home Office approval).

The Contracts – Purchase Payments. The following sentence is added to the Purchase Payments section of your prospectus: The minimum initial purchase payment for nonqualified contracts where i4LIFE® Advantage is elected, and where the Contractowner, joint owner and/or Annuitant are ages 86 to 90 (subject to additional terms and limitations, and Home Office approval) is $50,000.

The Contracts – Annuitant.  The sixth sentence of this section is revised as follows: The new Annuitant must be under age 86 (or, for Annuitant changes made on and after December 11, 2017, under age 91, subject to terms and limitations and Home Office approval) as of the effective date of the change.

Please keep this supplement with your prospectus for future reference.